SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

CITIZENSSELECT FUNDS
DREYFUS CASH MANAGEMENT
DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS
DREYFUS INSTITUTIONAL CASH ADVANTAGE FUNDS
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
DREYFUS INSTITUTIONAL RESERVES FUNDS
DREYFUS INVESTMENT GRADE FUNDS, INC.
DREYFUS INVESTMENT PORTFOLIOS
DREYFUS LIQUID ASSETS, INC.
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS OPPORTUNITY FUNDS
DREYFUS PREMIER SHORT-INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS
DREYFUS TREASURY & AGENCY CASH MANAGEMENT
DREYFUS TREASURY PRIME CASH MANAGEMENT
DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
THE DREYFUS FUND INCORPORATED
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
THE DREYFUS THIRD CENTURY FUND, INC.

______________________________________________________________________
(Name of Registrant as Specified in Charter)
______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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The Dreyfus Family of Funds
200 Park Avenue
New York, New York 10166

Dear Shareholder:

Your Dreyfus fund(s) and certain other funds in The Dreyfus Family of Funds will hold special shareholder meetings on December 6, 2013.  Shareholders of each of these funds will be asked to elect Board members of their funds.  The nominees are current Board members of some or all of these funds.  The election of additional Board members to your fund is being proposed primarily to consolidate the Boards of these funds.  The enclosed proxy statement describes the Board member nominees' qualifications and each of their respective current roles overseeing funds in The Dreyfus Family of Funds.  Please take the time to read the enclosed materials.

Since the proposal to elect Board members is common to these funds, we have combined the proxy statement to save on expenses.  If you own shares of more than one of these Dreyfus funds, the combined proxy statement also may save you the time of reading more than one document before you vote.  If you own shares of more than one of these Dreyfus funds on the record date for the meetings, please note that each fund has a separate proxy card.  You should complete a proxy card, or otherwise provide voting instructions, for each fund in which you own shares.

Remember, your vote is extremely important, no matter how large or small your fund holdings.  By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card for each fund in which you own shares and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card(s).  These voting methods will save the funds money because they would not have to pay for return-mail postage.  If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting.  Whichever voting method you choose, please take the time to read the full text of the proxy statement before you vote.

Your vote is very important to us.  If you have any questions before you vote, please call one of the Dreyfus service representatives at 1-800-DREYFUS.  Thank you for your response and for your continued investment with The Dreyfus Family of Funds.

Sincerely,

/s/ Bradley J. Skapyak

Bradley J. Skapyak
President

CitizensSelect Funds
Dreyfus Cash Management
Dreyfus Government Cash Management Funds
Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Preferred Money Market Funds
Dreyfus Institutional Reserves Funds
Dreyfus Investment Grade Funds, Inc.
Dreyfus Investment Portfolios
Dreyfus Liquid Assets, Inc.
Dreyfus Municipal Cash Management Plus
Dreyfus New York Municipal Cash Management
Dreyfus Opportunity Funds
Dreyfus Premier Short-Intermediate Municipal Bond Fund
Dreyfus Short-Intermediate Government Fund
Dreyfus Tax Exempt Cash Management Funds
Dreyfus Treasury & Agency Cash Management
Dreyfus Treasury Prime Cash Management
Dreyfus Worldwide Dollar Money Market Fund, Inc.
The Dreyfus Fund Incorporated
The Dreyfus Socially Responsible Growth Fund, Inc.
The Dreyfus Third Century Fund, Inc.

______________________________________________

Notice of Special Meetings of Shareholders
To Be Held on December 6, 2013
______________________________________________

To the Shareholders:

Special Meetings of Shareholders of each of the funds in The Dreyfus Family of Funds listed above (each, a "Fund" and, collectively, the "Funds")* will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Friday, December 6, 2013 at the time set forth on Schedule 1 to the Proxy Statement, for the following purposes:

1.	To elect Board members to hold office until their successors are duly elected and qualified.

2.	To transact such other business as may properly come before the meeting and any adjournments thereof.

_____________________
*
CitizensSelect Funds, Dreyfus Government Cash Management Funds, Dreyfus Institutional Cash Advantage Funds, Dreyfus Institutional Preferred Money Market Funds, Dreyfus Institutional Reserves Funds, Dreyfus Investment Grade Funds, Inc., Dreyfus Investment Portfolios, Dreyfus Opportunity Funds, Dreyfus Premier Short-Intermediate Municipal Bond Fund and Dreyfus Tax Exempt Cash Management Funds are "series" investment companies comprised of separate portfolios, each of which may be referred to as a Fund, as applicable, in the Proxy Statement.  For a list of the series, see Schedule 1 to the Proxy Statement.

Shareholders of record at the close of business on October 11, 2013 will be entitled to receive notice of and to vote at the meeting.

By Order of the Boards,

/s/ Janette E. Farragher

Janette E. Farragher
Secretary

New York, New York
October 18, 2013

WE NEED YOUR PROXY VOTE.
A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

CitizensSelect Funds
Dreyfus Cash Management
Dreyfus Government Cash Management Funds
Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Preferred Money Market Funds
Dreyfus Institutional Reserves Funds
Dreyfus Investment Grade Funds, Inc.
Dreyfus Investment Portfolios
Dreyfus Liquid Assets, Inc.
Dreyfus Municipal Cash Management Plus
Dreyfus New York Municipal Cash Management
Dreyfus Opportunity Funds
Dreyfus Premier Short-Intermediate Municipal Bond Fund
Dreyfus Short-Intermediate Government Fund
Dreyfus Tax Exempt Cash Management Funds
Dreyfus Treasury & Agency Cash Management
Dreyfus Treasury Prime Cash Management
Dreyfus Worldwide Dollar Money Market Fund, Inc.
The Dreyfus Fund Incorporated
The Dreyfus Socially Responsible Growth Fund, Inc.
The Dreyfus Third Century Fund, Inc.

COMBINED PROXY STATEMENT

Special Meetings of Shareholders
to be held on December 6, 2013

This Proxy Statement is furnished in connection with a solicitation of proxies by each of the respective Boards of CitizensSelect Funds ("CSF"), Dreyfus Cash Management ("DCM"), Dreyfus Government Cash Management Funds ("DGCMF"), Dreyfus Institutional Cash Advantage Funds ("ICAF"), Dreyfus Institutional Preferred Money Market Funds ("IPMMF"), Dreyfus Institutional Reserves Funds ("IRF"), Dreyfus Investment Grade Funds, Inc. ("DIGF"), Dreyfus Investment Portfolios ("DIP"), Dreyfus Liquid Assets, Inc. ("DLA"), Dreyfus Municipal Cash Management Plus ("DMCMP"), Dreyfus New York Municipal Cash Management ("DNYMCM"), Dreyfus Opportunity Funds ("DOF"), Dreyfus Premier Short-Intermediate Municipal Bond Fund ("PSIMBF"), Dreyfus Short-Intermediate Government Fund ("SIGF"), Dreyfus Tax Exempt Cash Management Funds ("DTECMF"), Dreyfus Treasury & Agency Cash Management ("DTACM"), Dreyfus Treasury Prime Cash Management ("DTPCM"), Dreyfus Worldwide Dollar Money Market Fund, Inc. ("WDMMF"), The Dreyfus Fund Incorporated ("DF"), The Dreyfus Socially Responsible Growth Fund, Inc. ("DSRGF") and The Dreyfus Third Century Fund, Inc. ("DTCF") (each, a "Fund" and, collectively, the "Funds") to be used at the Special Meeting of Shareholders (the "Meeting") of each Fund to be held on Friday, December 6, 2013 at the time set forth on Schedule 1 to this Proxy Statement, at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meetings of Shareholders.

Shareholders of record at the close of business on October 11, 2013 are entitled to receive notice of and to vote at the Meeting.  Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Shareholders can vote only on matters affecting the Fund(s) of which they are shareholders.  Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal.  If the enclosed proxy card(s) is executed and returned, it nevertheless may be revoked by giving another proxy, by calling the toll-free telephone number, through the Internet or by letter directed to the relevant Fund, which must indicate the shareholder's name and account number.  To be effective, such revocation must be received before the Meeting.  In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

Shareholders of each Fund will vote as a single class (which includes all series of a Fund) and will vote separately from the shareholders of each other Fund on the election of Board members.  It is essential that shareholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive, or otherwise provide voting instructions with respect to each such Fund.  Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 2 to this Proxy Statement.

The approximate mailing date of this Proxy Statement and the accompanying proxy card(s) is October 18, 2013.

The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166.  Copies of each Fund's most recent Annual Reports and, if applicable, Semi-Annual Report are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556, or by calling toll-free 1-800-DREYFUS.

IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROXY MATERIALS

THIS PROXY STATEMENT AND COPIES OF EACH FUND'S MOST RECENT
ANNUAL AND, IF APPLICABLE, SEMI-ANNUAL REPORTS TO SHAREHOLDERS ARE AVAILABLE AT
WWW.DREYFUS.COM/PROXYINFO

PROPOSAL:  ELECTION OF BOARD MEMBERS

The Nominees.  It is proposed that shareholders of each Fund consider the election of the individuals listed below (the "Nominees") as Board members of their Fund as indicated.  The Nominees were selected and nominated by those members of the present Boards of the relevant Funds who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds ("Independent Board members").  The Nominees currently serve as Board members of some or all of the Funds.  (Joseph S. DiMartino, Whitney I. Gerard, Nathan Leventhal and Benaree Pratt Wiley were previously elected by the shareholders of CSF, ICAF, IPMMF, IRF, DIGF, DIP, DLA, DOF, PSIMBF, SIGF, WDMMF, DF, DSRGF and DTCF and need not be re-elected to the Board of such Funds.  Gordon J. Davis was previously elected by the shareholders of CSF, ICAF, IPMMF, IRF, DIP and DOF and need not be re-elected to the Board of such Funds.  Joseph S. DiMartino, Isabel P. Dunst and Benaree Pratt Wiley were previously elected by shareholders of DCM, DGCMF, DMCMP, DNYMCM, DTECMF, DTACM and DTPCM and need not be re-elected to the Board of such Funds.)  The election of additional Board members to the Boards of the Funds is being proposed primarily to consolidate the Boards of the Funds.  Consolidating the Boards of the Funds may provide certain administrative efficiencies and potential future cost savings for the Funds.  Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Board member of the indicated Funds if elected.  With respect to CSF, ICAF, IPMMF, IRF, DIGF, DIP, DLA, DOF, PSIMBF, SIGF, WDMMF, DF, DSRGF and DTCF, the Nominees for election as Board members of these Funds are:  Isabel P. Dunst, Robin A. Melvin and Roslyn M. Watson.  In addition, although he is currently a Board member of the respective Funds, Gordon J. Davis was not elected by shareholders of DIGF, DLA, PSIMBF, SIGF, WDMMF, DF, DSRGF and DTCF and, thus, is a Nominee for election as a Board member of such Funds.  With respect to DCM, DGCMF, DMCMP, DNYMCM, DTECMF, DTACM and DTPCM, the Nominees for election as Board members of these Funds are:  Gordon J. Davis, Whitney I. Gerard, and Nathan Leventhal.  In addition, although they are currently Board members of the respective Funds, Robin A. Melvin and Roslyn M. Watson were not elected by shareholders of DCM, DGCMF, DMCMP, DNYMCM, DTECMF, DTACM and DTPCM and, thus, are Nominees for election as Board members of such Funds.  George L. Perry, currently a Board member of ICAF, IPMMF, IRF, DIGF, DIP, DLA, DOF, PSIMBF, SIGF, WDMMF, DF, DSRGF and DTCF, will become an Emeritus Board member in January 2014 and is not a Nominee for election as a Board member of the Funds.

The persons named as proxies on the enclosed proxy card(s) will vote for the election of the Nominees unless authority to vote for any or all of the Nominees is withheld in the proxy.  Each Nominee elected will serve as an Independent Board member* (of the respective Fund commencing, subject to the discretion of the Board, on or about January 1, 2014 and until his or her successor is duly elected and qualified.  It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but, if that should occur prior to the Meeting, the proxy holders will vote for such other nominee or nominees as the Funds' Independent Board members may recommend.
_____________________
*
Gordon J. Davis will be deemed an interested Board member (as defined in the 1940 Act) of DIGF, DLA, WDMMF, DF, DSRGF and DTCF because his law firm provides legal services to such Funds. In addition, Isabel P. Dunst will be deemed an interested Board member (as defined in the 1940 Act) of the Funds because her law firm provides legal services to The Bank of New York Mellon Corporation and its affiliates.

Board's Oversight Role in Management. Each Board's role in management of the Funds is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Dreyfus, the Funds' investment adviser, and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of Dreyfus and its affiliates, service providers, including Dreyfus' Chief Investment Officer (or a senior representative of his office), the Funds' and Dreyfus' Chief Compliance Officer and portfolio management personnel.  Each Board's Audit Committee (which consists of all Independent Board members) meets during its regularly scheduled and special meetings, and between meetings the Audit Committee chair is available to the Funds' independent registered public accounting firm and the Funds' Chief Financial Officer.  Each Board also receives periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  As warranted, each Board also receives informational reports from the Board's independent legal counsel (and, if applicable, separate counsel to the Funds) regarding regulatory compliance and governance matters.  Each Board has adopted policies and procedures designed to address certain risks to the Funds.  In addition, Dreyfus and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Funds, and the Boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of each Fund's Board members be Independent Board members and as such are not affiliated with Dreyfus.  To rely on certain exemptive rules under the 1940 Act, a majority of the Funds' Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, except for Gordon J. Davis and Isabel P. Dunst, all of the Funds' Board members who are expected to continue to serve as Board members from January 1, 2014, including the Chairman of the Boards, are Independent Board members.  The Boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with Dreyfus, is appropriate in light of the specific characteristics and circumstances of the Funds, including, but not limited to:  (i) the services that Dreyfus and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Funds are conducted by Fund officers and employees of Dreyfus and its affiliates; and (iii) the Boards' oversight role in management of the Funds.

Information About the Experience, Qualifications, Attributes or Skills of Each Board Member and Nominee.  The following table presents information about the current Board members and Nominees, including their principal occupations and other public company board memberships and when they became a Board member of each Fund of which they are currently a Board member.  The address of each Board member and Nominee is c/o The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.  Information about each Board member's and Nominee's ownership of shares of the Funds and other relevant information, including information about the Funds' officers, is set forth on Exhibit A to this Proxy Statement.

Name of Board Member or Nominee Year of Birth Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Nominees for CSF, ICAF, IPMMF, IRF, DIGF, DIP, DLA, DOF, PSIMBF, SIGF, WDMMF, DF, DSRGF and DTCF (and certain other Funds as indicated)

Independent Board Members

Robin A. Melvin 1963 Board Member and Nominee DCM (2010) DGCMF (2010) DMCMP (2010) DNYMCM (2010) DTECMF (2010) DTACM (2010) DTPCM (2010)
Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (April 2013 – present)

Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 – 2012)
Board member of 33 funds (49 if elected at the Meeting) in The Dreyfus Family of Funds (14 portfolios and 39 if elected at the Meeting)

Roslyn M. Watson 1949 Board Member and Nominee DCM (2010) DGCMF (2010) DMCMP (2010) DNYMCM (2010) DTECMF (2010) DTACM (2010) DTPCM (2010)	Principal, Watson Ventures, Inc., a real estate investment company (1993 – present)	Board member of 13 funds (29 if elected at the Meeting) in The Dreyfus Family of Funds (35 portfolios and 60 if elected at the Meeting)

Interested Board Member

Isabel P. Dunst 1947 Board Member DCM (1991) DGCMF (1991) DMCMP (1991) DNYMCM (1991) DTECMF (1991) DTACM (1991) DTPCM (1991)	Partner in the law firm of Hogan Lovells LLP	Board member of 7 funds (23 if elected at the Meeting) in The Dreyfus Family of Funds (10 portfolios and 35 if elected at the Meeting)

Nominees for DCM, DGCMF, DMCMP, DNYMCM, DTECMF, DTACM and DTPCM (and certain other Funds as indicated) Independent Board Members

Whitney I. Gerard
1934
Board Member
CSF (2007)
ICAF (2003)
IPMMF (2003)
IRF (2008)
DIGF (1993)
DIP (2003)
DLA (1973)
DOF (2003)
PSIMBF (1989)
SIGF (1989)
WDMMF (1989)
DF (1973)
DSRGF (2003)
DTCF (2003)
	Partner in the law firm of Chadbourne & Parke LLP	Board member of 16 funds (23 if elected at the Meeting) in The Dreyfus Family of Funds (25 portfolios and 35 if elected at the Meeting)

Nathan Leventhal 1943 Board Member CSF (2013) ICAF (2009) IPMMF (2009) IRF (2009) DIGF (2009) DIP (2009) DLA (2009) DOF (2009) PSIMBF (2009) SIGF (2009) WDMMF (2009) DF (2009) DSRGF (2009) DTCF (2009)	Chairman of the Avery Fisher Artist Program (1997 – present) Commissioner, NYC Planning Commission (2007 – 2011)	Movado Group, Inc., Director (2003 - present) Board member of 27 funds (34 if elected at the Meeting) in The Dreyfus Family of Funds (39 portfolios and 49 if elected at the Meeting)

Interested Board Member

Gordon J. Davis
1941
Board Member and Nominee
DIGF (2012)
DLA (2012)
PSIMBF (2012)
SIGF (2012)
WDMMF (2012)
DF (2012)
DSRGF (2012)
DTCF (2012)
Board Member
CSF (2013)
ICAF (2012)
IPMMF (2012)
IRF (2012)
DIP (2012)
DOF (2012)
Partner in the law firm of Venable LLP (2012 – present) Partner in the law firm of Dewey & LeBoeuf LLP (1994 – 2012)
Consolidated Edison, Inc., a utility company, Director (1997 – present)

The Phoenix Companies, Inc., a life insurance company, Director (2000 – present)

Board member of 29 funds (36 if elected at the Meeting) in The Dreyfus Family of Funds (49 portfolios and 59 if elected at the Meeting)

Current Board Members for all Funds

Joseph S. DiMartino
1943
Chairman of the Boards
CSF (2002)
DCM (1995)
DGCMF (1995)
ICAF (2002)
IPMMF (1997)
IRF (2008)
DIGF (1995)
DIP (1998)
DLA (1995)
DMCMP (1995)
DNYMCM (1995)
DOF (2000)
PSIMBF (1995)
SIGF (1995)
DTECMF (1995)
DTACM (1995)
DTPCM (1995)
WDMMF (1995)
DF (1995)
DSRGF (1995)
DTCF (1995)
Corporate Director and Trustee
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
        (2005 – 2009)

Board member of 68 funds in The Dreyfus Family of Funds (140 portfolios)

Benaree Pratt Wiley
1946
Board Member
CSF (2013)
DCM (2007)
DGCMF (2007)
ICAF (2009)
IPMMF (2009)
IRF (2009)
DIGF (2009)
DIP (2009)
DLA (2009)
DMCMP (2007)
DNYMCM (2007)
DOF (2009)
PSIMBF (2009)
SIGF (2009)
DTECMF (2007)
DTACM (2007)
DTPCM (2007)
WDMMF (2009)
DF (2009)
DSRGF (2009)
DTCF (2009)
Principal, The Wiley Group, a firm specializing in strategy and business development (2005 – present)
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008 - present)

Board member of 29 funds in The Dreyfus Family of Funds (60 portfolios)

Current Board Member for ICAF, IPMMF, IRF, DIGF, DIP, DLA, DOF, PSIMBF, SIGF, WDMMF, DF, DSRGF and DTCF

George L. Perry 1934 Board Member ICAF (2003) IPMMF (2003) IRF (2008) DIGF (1992) DIP (2003) DLA (1989) DOF (2003) PSIMBF (1990) SIGF (1990) WDMMF (1990) DF (1989) DSRGF (2003) DTCF (2003)	Economist and Senior Fellow at The Brookings Institution	Board member of 15 funds in The Dreyfus Family of Funds (23 portfolios)

Each Board member has been a Dreyfus Family of Funds Board member for over ten years.  Additional information about each Nominee and Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee or Board member possesses which the Board believes have prepared them to be effective Board members.  The Boards believe that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Board member, or particular factor, being indicative of Board effectiveness.  However, the Boards believe that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Boards believe that their members and Nominees satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Boards for the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Boards' nominating committees contains certain other factors considered by the committees in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their independent legal counsel, who participates in Board meetings and interacts with Dreyfus, and also may benefit from information provided by Dreyfus' counsel; counsel to the Funds and to the Boards have significant experience advising funds and fund board members.  The Boards and their committees have the ability to engage other experts as appropriate.  Each Board evaluates its performance on an annual basis.

Independent Board Members

•
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Boards of the funds in The Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•
Whitney I. Gerard – Mr. Gerard is a partner in the law firm of Chadbourne & Parke LLP, where his practice focuses on the representation and counseling of international companies and individuals doing business and/or engaged in litigation in the United States.

•
Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission.  Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg.  Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner.  In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program

•
Robin A. Melvin – Ms. Melvin is a Board member of Illinois Mentoring Partnership, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois.  Ms. Melvin served as a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012.  In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

•
George L. Perry – Dr. Perry is an Economist and Senior Fellow at The Brookings Institution.  Dr. Perry was the founder and long time director of the Brookings Panel on Economic Activity and editor of its journal, the Brookings Papers.  Dr. Perry is a Director Emeritus of and a consultant to the State Farm Mutual Automobile Association and State Farm Life Insurance Company.  Prior to joining the Brookings Institution, Dr. Perry served as the Senior Economist to the President's Council of Economic Advisers and was a professor of economics at the University of Minnesota.

•
Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years.  Ms. Watson currently serves as President and Founder of Watson Ventures, Inc. a real estate development investment firm, and her current board memberships include American Express Bank, FSB, The Hyams Foundation, Inc., Pathfinder International and Simmons College.  Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority.  She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

•
Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms.  Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region.  Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable organizations.

Interested Board Members

•
Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations.  Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012.  Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).  He currently serves as a Director of The Phoenix Companies, Inc., a life insurance company.

•
Isabel P. Dunst – Ms. Dunst has been practicing law for almost 40 years.  Half of her career was spent at the U.S. Department of Health and Human Services, including serving as the Deputy General Counsel of that agency, the senior career legal position.  Ms. Dunst has been a partner for approximately 20 years in the Washington based international law firm of Hogan Lovells, which she joined in 1990.

Evaluation of Potential Nominees/Diversity.  In addition to the general experience, qualifications, attributes or skills described above, a Fund's Nominating Committee (see "Fund Board Committees" below) may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes.  Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.  The Funds' Nominating Committee Charter contains certain other factors considered by the Committee in identifying and evaluating potential nominees (including any nominees recommended by shareholders as provided in the Nominating Committee Charter).  A copy of the Funds' Nominating Committee Charter and Procedures is not available on the Funds' or Dreyfus' website, but is attached as Exhibit B to this Proxy Statement.

Compensation.  Each Fund typically pays its Board members its allocated portion of an annual retainer and a fee per meeting attended for the Fund and other funds in The Dreyfus Family of Funds, and reimburses them for their expenses.  The Chairman of the Boards receives an additional 25% of such compensation.  For information on the amount of compensation paid to each current Board member by a Fund for the Fund's last fiscal year, and paid by all funds in The Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2012, see Exhibit A to this Proxy Statement.

Board Member Emeritus Program.  The Boards have adopted an Emeritus Program to provide Board members who have served on the Board of one or more funds in The Dreyfus Family of Funds for an extended period of time and who have attained a certain age a means for assuming a less demanding role with the Fund while maintaining an ongoing relationship with the Fund.  The Boards have determined that the continued wise guidance and input such experienced Board members can provide merited the establishment of the Program.  Under the Board Member Emeritus Program, for a Board member who currently serves on the Board of any fund in The Dreyfus Family of Funds, upon reaching age 72, such Board member is entitled to elect Emeritus status with respect to each Fund if he or she has served on the Board of a Fund for at least 10 years.  Upon reaching age 80, Emeritus status is mandatory and becomes effective immediately, unless the Board member chooses to retire at that time.  The 10-year pre-requisite for service as a Fund Board member will be waived for a Board member who reaches age 80 but has not served as a Board member of a Fund for at least 10 years.

An Emeritus Board member is permitted to serve as such for a maximum of 10 years from the date Emeritus status is achieved.  An Emeritus Board member:  (i) does not have voting rights with respect to matters pertaining to a Fund, and is relieved of all formal responsibilities with respect to the Fund; (ii) may attend all Board meetings, but is under no fiduciary obligation with respect to a Fund; (iii) is not subject to election by Fund shareholders; and (iv) is eligible to be indemnified to the fullest extent permitted under a Fund's governing documents, as amended from time to time.

Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member achieves Emeritus status and one-half the per meeting attendance fee in effect on the date of the meeting attended by the Emeritus Board member.  Emeritus Board members are reimbursed for reasonable expenses incurred in connection with attending Board meetings.

Fund Board Committees.  Each Fund has a standing Audit Committee, Nominating Committee, Compensation Committee and Litigation Committee, each of which is comprised of the Fund's Independent Board members.  Each Fund also has a Pricing/Valuation Committee comprised of any one or more of the Board members, the function of which is to assist in valuing the Fund's investments.  For information on the number of committee meetings held during each Fund's last fiscal year, see Exhibit A to this Proxy Statement.

The function of each Fund's Audit Committee is to (i) oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.

Each Fund's Nominating Committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration various factors listed in the Nominating Committee Charter.  The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the Nominating Committee Charter.

The function of each Fund's Compensation Committee is to establish the appropriate compensation for serving on the Board.

Each Fund's litigation committee seeks to address any potential conflicts of interest between the Fund and Dreyfus in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and held or otherwise deemed to have a beneficial interest held by Dreyfus or its affiliate.

Required Vote

For each Fund, the election of a Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Board members of the Fund.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that each Fund's independent registered public accounting firm (the "independent auditors") be selected by a majority of the Independent Board members of the Fund.  One of the purposes of each Fund's Audit Committee is to recommend to the Fund's Board the selection, retention or termination of the independent auditors for the Fund.  Each Fund's Audit Committee recommended, and each Fund's Board, including a majority of its Independent Board members, approved, the selection of Ernst & Young LLP ("Ernst & Young") as such Fund's independent auditors for the Fund's current fiscal year.  Representatives of Ernst & Young are expected to be present at the Meeting and will have an opportunity to make a statement (if the representatives so desire) and to respond to appropriate questions.

Information regarding the audit and non-audit fees that the Funds were billed by their independent auditors for the Funds' last two fiscal years is set forth in Exhibit A to this Proxy Statement.

Investment Adviser, Distributor and Transfer Agent

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.

MBSC Securities Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor (i.e., principal underwriter).

Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund's transfer and dividend disbursing agent.

Proxies, Quorum and Voting at the Meeting

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number, through the Internet or by attending the Meeting and voting in person.  If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have a discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote "FOR" a Nominee.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of 30%, in the case of CSF, DCM, DGCMF, ICAF, IPMMF, IRF, DIP, DMCMP, DNYMCM, DOF, PSIMBF, SIGF, DTECMF, DTACM and DTPCM, or 33-1/3%, DIGF, DLA, WDMMF, DSRGF, DF and DTCF, of the Fund's outstanding shares entitled to vote at the Meeting.  If a quorum is not present at the Meeting for a Fund, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportion as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares in the same proportion as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

Shares of DIP and DSRGF have been offered only to separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies").  As the owner of all of the assets held in such separate accounts, the Participating Insurance Companies are the record owners of such Fund's shares.  However, pursuant to applicable laws, Fund shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies ("Policyowners").  Participating Insurance Companies have agreed to solicit instructions from Policyowners holding Fund shares in the relevant separate account as of the record date of the Meeting and to vote by proxy the shares at the Meeting according to such instructions.  To be effective, voting instructions must be received by Participating Insurance Companies prior to the close of business on December 5, 2013.  Such instructions may be revoked at any time prior to the Meeting either by written notice of revocation or another voting instructions form delivered to the relevant Participating Insurance Company.  Participating Insurance Companies will vote by proxy (i) Fund shares as to which no timely instructions are received, (ii) Fund shares owned exclusively by the relevant Participating Insurance Company or its affiliates and (iii) Fund shares held in the separate account representing charges imposed by the relevant Participating Insurance Company against the separate account in the same proportions as the voting instructions received from Policyowners.  Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

Methods of Solicitation and Expenses

The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meetings of Shareholders and the accompanying proxy card(s), which is expected to total approximately $729,613, will be borne pro rata by each Fund.  In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Funds may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  The Funds will retain D.F. King & Co., Inc. to assist in the solicitation of proxies, which is expected to cost approximately $557,305, plus any out of pocket expenses, such cost to be borne pro rata by each Fund.  For Funds with an expense limitation in effect, Dreyfus may bear all or a portion of such Funds' expenses with respect to the Meeting.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Proxy Statement and proxy card.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.

OTHER MATTERS

No Fund's Board is aware of any other matters which may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote proxies in accordance with their judgment on such matters.

Under the proxy rules of the Securities and Exchange Commission (the "SEC"), shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Funds' proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by a Fund of any such proposal.  Since the Funds do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by a Fund a reasonable time before the solicitation of proxies for the meeting is made.  The fact that a Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the appropriate Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island  02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING(S) IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated:  October 18, 2013

SCHEDULE 1

The following is a list of times at which each Fund's Meeting will be held.  With respect to those Funds that are series funds, the list also identifies each such Fund's series.

Name of Fund	Time of Shareholder Meeting

CitizensSelect Funds - CitizensSelect Prime Money Market Fund ("CSPMMF") - CitizensSelect Treasury Money Market Fund ("CSTMMF")	10:00 a.m.

Dreyfus Cash Management	2:00 p.m.

Dreyfus Government Cash Management Funds - Dreyfus Government Cash Management ("DGCM") - Dreyfus Government Prime Cash Management ("DGPCM")	2:00 p.m.

Dreyfus Institutional Cash Advantage Funds - Dreyfus Institutional Cash Advantage Fund ("DICAF")	10:00 a.m.

Dreyfus Institutional Preferred Money Market Funds - Dreyfus Institutional Preferred Money Market Fund ("DIPMMF") - Dreyfus Institutional Preferred Plus Money Market Fund ("DIPPMMF")	10:00 a.m.

Dreyfus Institutional Reserves Funds
- Dreyfus Institutional Reserves Money Fund ("DIRMF")
- Dreyfus Institutional Reserves Treasury Fund ("DIRTF")
- Dreyfus Institutional Reserves Treasury Prime Fund ("DIRTPF")
10:00 a.m.

Dreyfus Investment Grade Funds, Inc. - Dreyfus Inflation Adjusted Securities Fund ("DIASF") - Dreyfus Intermediate Term Income Fund ("DITIF") - Dreyfus Short Term Income Fund ("DSTIF")	10:00 a.m.

Dreyfus Investment Portfolios - Core Value Portfolio ("CVP") - MidCap Stock Portfolio ("MSP") - Small Cap Stock Index Portfolio ("SCSIP") - Technology Growth Portfolio ("TGP")	10:00 a.m.

Dreyfus Liquid Assets, Inc.	10:00 a.m.

Dreyfus Municipal Cash Management Plus	2:00 p.m.

Dreyfus New York Municipal Cash Management	2:00 p.m.

Dreyfus Opportunity Funds - Dreyfus Natural Resources Fund ("DNRF")	10:00 a.m.

Dreyfus Premier Short-Intermediate Municipal Bond Fund - Dreyfus Short-Intermediate Municipal Bond Fund ("DSIMBF")	10:00 a.m.

Dreyfus Short-Intermediate Government Fund	10:00 a.m.

Dreyfus Tax Exempt Cash Management Funds
- Dreyfus Tax Exempt Cash Management ("DTECM")
- Dreyfus California AMT-Free Municipal Cash Management ("DCAMTCM")
- Dreyfus New York AMT-Free Municipal Cash Management ("DNYAMTCM")
2:00 p.m.

Dreyfus Treasury & Agency Cash Management	2:00 p.m.

Dreyfus Treasury Prime Cash Management	2:00 p.m.

Dreyfus Worldwide Dollar Money Market Fund, Inc.	10:00 a.m.

The Dreyfus Fund Incorporated	10:00 a.m.

The Dreyfus Socially Responsible Growth Fund, Inc.	10:00 a.m.

The Dreyfus Third Century Fund, Inc.	10:00 a.m.

SCHEDULE 2

Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those shareholders, if any, known by the Fund to own of record or beneficially 5% or more of a class of the Fund's outstanding voting securities (including series thereof) as of September 3, 2013.

Name of Fund and Number of Shares Outstanding	Name and Address of Shareholder	Amount of Shares Held	Percentage of Shares Held

CSF:
CSPMMF–Class A 113,076,623.440	Citizens Bank c/o Investment Management Serv. 870 Westminster Street Providence, RI 02903-4089	85,168,917.360	75.3197%
	National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	26,767,714.010	23.6722%
CSPMMF–Class B 75,688,750.880	Citizens Bank c/o Investment Management Serv. 870 Westminster Street Providence, RI 02903-4089	29,902,493.840	39.5072%
	Citizens Investment Services Corp-Sweep PA Citizens Bank Cash Mgmt. Oper. 1 Citizens Drive Mail Stop ROP140 Riverside, RI 02915-3019	27,683,956.950	36.5761%
	National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	9,348,377.930	12.3511%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	8,022,745.260	10.5997%
CSPMMF–Class C 20,235,098.330	Citizens Bank c/o Investment Management Serv. 870 Westminster Street Providence, RI 02903-4089	12,859,493.100	63.5504%
	National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	7,337,271.330	36.2601%
CSPMMF–Class D 20,780,878.720	National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	20,780,878.720	100.0000%
CSTMMF–Class A 178,695,803.700	Citizens Bank c/o Investment Management Serv. 870 Westminster Street Providence, RI 02903-4089	169,373,310.390	94.7830%
CSTMMF–Class B 174,368,026.290	Citizens Bank c/o Investment Management Serv. 870 Westminster Street Providence, RI 02903-4089	152,757,840.730	87.6066%
	National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	12,898,539.950	7.3973%
CSTMMF–Class C 8,918,391.330	Citizens Bank c/o Investment Management Serv. 870 Westminster Street Providence, RI 02903-4089	7,647,337.390	85.7479%
	National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	1,271,053.940	14.2521%
CSTMMF–Class D 424,324.960	National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	424,324.960	100.0000%

DCM–Administrative 1,295,474,871.848	American Enterprise Investment Services Inc. Brokerage Cashiering 5413 Ameriprise Financial Center Minneapolis, MN 55474-0001	758,324,864.640	58.5364%
	The Bank of New York Mellon One Wall Street, 17th Floor New York, NY 10286-0001	182,531,426.350	14.0899%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	118,188,215.320	9.1232%
	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	87,435,680.020	6.7493%
DCM–Agency 160,169,547.940	Mellon Financial Corporation Mellon Client Service Center 500 Ross Street Room 154-0980 Pittsburgh, PA 15262-0001	130,794,000.000	81.6597%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	23,626,630.560	14.7510%
DCM–Institutional 20,735,048,976.840	Boston Safe Deposit & Trust Mellon Bank P.O. Box 534005 Pittsburgh, PA 15253-4005	9,021,302,840.790	43.5075%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	2,596,581,770.290	12.5227%
DCM–Investor 2,269,876,332.070	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	1,128,306,722.550	49.7079%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	612,709,124.040	26.9931%
	BNY (OCS) Nominees Limited 1 Canada Square London UK E14 5AL	208,757,806.820	9.1969%
DCM–Participant 785,299,436.690	ICMA-RC Services LLC Fin Ops 777 North Capitol Street Washington, DC 20002-4239	197,705,646.550	25.1758%
	First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5628	134,255,357.810	17.0961%
	MSCS Financial Services LLC 700 17th Street Third Floor Denver, CO 80202-3502	107,406,065.280	13.6771%
	WTRISC CO IRA Omnibus Acct c/o ICMA Retirement Corporation 777 North Capitol Street NE Washington, DC 20002-4239	82,871,785.170	10.5529%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	71,991,914.600	9.1674%
	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	55,324,781.860	7.0451%

DGCMF:
DGCM–Administrative 706,424,467.360	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	307,531,683.260	43.5336%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	180,709,793.320	25.5809%
DGCM–Agency 101,197,801.190	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	100,842,829.520	99.6492%
DGCM–Institutional 11,927,654,267.850	Boston Safe Deposit & Trust Mellon Bank P.O. Box 534005 Pittsburgh, PA 15253-4005	4,892,023,340.150	41.0141%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	2,323,439,695.930	19.4794%
DGCM–Investor 1,773,052,234.210	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	1,034,330,594.700	58.3362%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	444,070,891.350	25.0456%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	108,184,656.800	6.1016%
	Union Bank Tr. Nominee FBO Cash Management Sweeps P.O. Box 85484 San Diego, CA 92186-5484	103,820,026.790	5.8554%
DGCM–Participant 207,966,222.740	Lazard Capital Markets LLC Special Custody Account for the Exclusive Benefit of Customers 30 Rockefeller Plaza, Floor 19 New York, NY 10112-0015	79,430,037.330	38.1937%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	37,184,101.830	17.8799%
	BNP Paribas Prime Brokerage, Inc. 787 7th Avenue, 8th Floor New York, NY 10019-6018	13,660,197.540	6.5685%
DGPCM–Administrative 472,373,298.440	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	43,922,867.700	9.2983%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	26,588,807.440	5.6288%
	Sunchase Investment LLC 5665 N. Scottsdale Road, Suite 135 Scottsdale, AZ 85250-5912	24,356,015.620	5.1561%
DGPCM–Agency 13,802,533.740	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	13,802,459.300	99.9995%
DGPCM–Institutional 3,395,564,694.960	Boston Safe Deposit & Trust Mellon Bank P.O. Box 534005 Pittsburgh, PA 15253-4005	2,042,909,126.860	60.1640%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	888,329,624.130	26.1615%
	BNY (OCS) Nominees Limited 1 Canada Square London UK E14 5AL	195,815,601.790	5.7668%
DGPCM–Investor 505,575,683.860	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	255,026,336.530	50.4428%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	97,754,089.330	19.3352%
DGPCM–Participant 229,144,789.310	Jefferies LLC Money Markets 101 Hudson Street, Floor 11 Jersey City, NJ 07302-3885	97,964,601.930	42.7523%
	First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5628	63,093,366.600	27.5343%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	37,569,654.740	16.3956%
	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	23,369,533.440	10.1986%

ICAF:
DICAF–Administrative Advantage 460,448,822.920	Amalgamated Bank 275 Seventh Avenue New York, NY 10001-6708	363,204,972.440	78.8806%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	96,561,517.630	20.9712%
DICAF–Participant Advantage 53,267,181.520	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	21,280,477.960	39.9504%
	Jefferies LLC FBO The 144A Master Fund LP 101 Hudson Street, Floor 11 Jersey City, NJ 07302-3915	19,609,556.250	36.8136%
	Wilmington Trust RISC TTEE FBO First National Bank Alaska Profit Sharing & 401(k) Plan P.O. Box 52129 Phoenix, AZ 85072-2129	12,377,147.310	23.2360%
DICAF–Institutional Advantage 24,052,148,522.590	Mellon Private Wealth Management P.O. Box 534005 Pittsburgh, PA 15253-4005	4,820,624,528.170	20.0424%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	4,016,079,943.580	16.6974%
	The Bank of New York Mellon One Wall Street, 17th Floor New York, NY 10286-0001	3,871,312,649.150	16.0955%
	J P Morgan Clearing Corp. (GAMA) One Metrotech Center North Brooklyn, NY 11201	1,551,137,364.710	6.4491%
	Chicago Mercantile Exchange Inc. Customer Segregated Acct 20 S. Wacker Drive Chicago, IL 60606-7431	1,250,427,385.910	5.1988%
DICAF–Investor Advantage 16,143,958.490	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	7,772,309.420	48.1438%
	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Boulevard Charlotte, NC 28288-1076	3,202,119.870	19.8348%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated Money Market Funds Omnibus 200 N College Street, Floor 3 Charlotte, NC 28202-2191	1,689,012.380	10.4622%
	Mid Atlantic Capital Corporation 1251 Waterfront Place Suite 510 Pittsburgh, PA 15222-4228	1,637,176.530	10.1411%
	Mid Atlantic Trust Company FBO Brewer Science Inc. 401k Plan 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	1,243,577.270	7.7031%

IPMMF:
DIPMMF–Prime 7,768,624,282.450	The Bank of New York Mellon One Wall Street, 17th Floor New York, NY 10286-0001	2,963,819,621.090	38.1512%
	UTIMCO 401 Congress Avenue Suite 2800 Austin, TX 78701-3794	2,316,811,617.830	29.8227%
	Kuwait Investment Authority Acting for the Government of the State of Kuwait Ministries Complex Block 3 P.O. Box 64 Safat, Kuwait 13001	1,002,071,594.480	12.8990%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	527,645,982.080	6.7920%
DIPMMF–Reserve 585,737,460.050	Comerica Bank 201 W. Fort Street, 3rd Floor MC3089 Detroit, MI 48226	585,367,518.360	99.9368%
DIPPMMF 1,063,019,147.590	Bost & Co. c/o Mellon Financial Corp 3 Mellon Center Pittsburgh, PA 15259-0001	894,760,146.400	84.1716%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	168,259,000.000	15.8284%

IRF:
DIRMF–Institutional 1,073,766,852.860	The Bank of New York Mellon One Wall Street, 17th Floor New York, NY 10286-0001	576,730,349.970	53.7109%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	491,999,533.370	45.8200%
DIRMF–Hamilton 1,370,908,991.880	The Bank of New York Mellon One Wall Street, 17th Floor New York, NY 10286-0001	571,268,611.440	41.6708%
	M&T Trust Company of Delaware Grange Primary Trust Mail Code: DE3-C050 1100 N. Market Street, 5th Floor Wilmington, DE 19890-0001	400,000,000.000	29.1777%
	The Bank of New York Mellon One Wall Street, 17th Floor New York, NY 10286-0001	350,994,831.920	25.6031%
DIRMF–Agency 12,815,431.520	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	12,815,431.520	100.0000%
DIRMF–Premier 450,920,769.830	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	175,656,722.530	38.9551%
	BNY (OCS) Nominees Limited 1 Canada Square London UK E14 5AL	174,274,326.290	38.6485%
	The Bank of New York Mellon One Wall Street, 17th Floor New York, NY 10286-0001	54,689,966.390	12.1285%
	Mac & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	36,296,999.590	8.0495%
DIRMF–Classic 173,640,150.290	BNY Mellon, N.A. As Agent For Sandler Investment Partners 711 5th Avenue, Floor 15 New York, NY 10022-3115	22,467,288.080	12.9390%
	BNY Mellon, N.A. As Agent For Kissinger Associates Inc. 350 Park Avenue, Floor 26 New York, NY 10022-6085	19,278,104.720	11.1023%
	The Bank of NY Mellon As Agent For Plumbers Local Union No 1 Vacation and Holiday Fund 158-20 George Meany Boulevard Howard Beach, NY 11414	14,331,419.480	8.2535%
	The Bank of NY Mellon As Agent For Ttees of Hamilton College 198 College Hill Road Clinton, NY 13323-1295	11,936,329.850	6.8742%
	BNY Mellon, N.A. As Agent For Edgewood Management LLC 535 Madison Avenue, Floor 15 New York, NY 10022-4274	9,134,932.190	5.2608%
DIRTF–Institutional 104,522,787.140	Wells Fargo Bank NA FBO AK Steel Corp Veba Uswa Ashland P.O. Box 1533 Minneapolis, MN 55480	62,532,525.420	59.8267%
	Mac & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	29,789,770.540	28.5007%
	BNY (OCS) Nominees Limited 1 Canada Square London UK E14 5AL	7,254,192.450	6.9403%
DIRTF–Hamilton 136,728,493.960	The Bank of New York Mellon One Wall Street, 17th Floor New York, NY 10286-0001	91,339,132.110	66.8033%
	Suecia Holding Corporation 25 Smith Street, Suite 305 Nanuet, NY 10954-2972	23,098,718.420	16.8939%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	13,641,540.200	9.9771%
DIRTF–Agency 3,182,665.270	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	3,182,665.270	100.0000%
DIRTF–Premier 529,832,988.150	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	412,886,341.690	77.9276%
	Mac & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	99,921,182.520	18.8590%
DIRTF–Classic 199,209,250.300	The Bank of NY Mellon As Agent For Institute for Advanced Study Einstein Drive Princeton, NJ 08540	56,233,656.020	28.2284%
	The Bank of NY Mellon As Agent For Sol Goldman Investments, LLC 640 5th Avenue, Floor 3 New York, NY 10019-6102	30,852,341.960	15.4874%
	The Bank of NY Mellon As Agent For United Methodist Development 475 Riverside Drive New York, NY 10115-0110	15,097,727.820	7.5788%
	The Bank of NY Mellon As Agent For Lighthouse Properties LLC 640 5th Avenue, Floor 3 New York, NY 10019-6102	13,020,776.030	6.5362%
	The Bank of NY Mellon As Agent For Third & Fulton Associates 640 5th Avenue, Floor 3 New York, NY 10019-6102	11,006,462.780	5.5251%
	The Bank of NY Mellon As Agent For Solil Management LLC 640 5th Avenue, Floor 3 New York, NY 10019-6155	10,628,400.190	5.3353%
DIRTPF–Institutional 340,250,998.740	Mac & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	205,862,365.900	60.5031%
	SEI Private Trust Company c/o ID 866 Suntrust Bank ETS 1 Freedom Valley Drive Oaks, PA 19456-9989	93,623,593.470	27.5160%
DIRTPF–Hamilton 5,866,386.510	Bost & Co. Mutual Funds Ops P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15219-1707	3,546,180.430	60.4491%
	David Blank Greenwich, CT	1,314,222.390	22.4026%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	593,022.890	10.1088%
	Jerry J. Limoncelli and Alice R. Limoncelli JTWROS Garden City, NY	404,656.120	6.8979%
DIRTPF–Premier 352,950,277.670	Mac & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	301,145,314.460	85.3223%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	50,341,524.160	14.2631%

DIGF:
DIASF–Investor 2,724,260.351	American Enterprise Investment SVC 2003 Ameriprise Financial Ctr Minneapolis, MN 55474-0020	730,124.745	26.8008%
	Charles Schwab & Co Inc Reinvest Account 101 Montgomery Street # Dept San Francisco, CA 94104-4151	519,386.570	19.0652%
	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington Boulevard Jersey City, NJ 07310-0000	182,954.952	6.7158%
DIASF–Class I 22,714,531.894	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	19,459,247.220	85.6687%
	Brown Brothers Harriman & Co. Cust. For Texas 529 Lone Star Plan TX 529 Inflation Protected Bond Portfolio Fund Operations c/o Oppenheimer 6801 S Tucson Way Centennial, CO 80112-3924	1,224,595.858	5.3912%
DIASF–Class Y 78.370	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	78.370	100.0000%
DITIF–Class A 61,406,563.321	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6,065,911.357	9.8783%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	4,977,623.442	8.1060%
	Pershing LLC Pershing Division Transfer Dept. P.O. Box 2052 7th Floor Jersey City, NJ 07303-2052	4,064,902.406	6.6197%
DITIF–Class C 2,450,081.079	Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	145,490.313	5.9382%
DITIF–Class I 19,168,351.306	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Boulevard Charlotte, NC 28288-1076	3,901,171.512	20.3521%
	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington Boulevard Jersey City, NJ 07310-0000	3,648,612.501	19.0346%
	Boston Safe Deposit & Trust Co. P.O. Box 3198 Pittsburgh, PA 15230-3198	3,335,532.172	17.4012%
	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	1,645,850.573	8.5863%
DITIF–Class Y 73.584	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	73.584	100.0000%
DSTIF–Class D 23,339,752.232	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington Blvd Jersey City, NJ 07310-0000	2,072,164.601	8.8783%
	Pershing LLC Pershing Division Transfer Dept. P.O. Box 2052 7th Floor Jersey City, NJ 07303-2052	1,918,125.726	8.2183%
	Charles Schwab & Co Inc. Reinvest Account 101 Montgomery Street # Dept San Francisco, CA 94104-4151	1,746,964.025	7.4849%
	American Enterprise Investment SVC 2003 Ameriprise Financial Ctr Minneapolis, MN 55474-0020	1,226,693.030	5.2558%
DSTIF–Class P 73,787.371	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	36,353.861	49.2684%
	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington Boulevard Jersey City, NJ 07310-0000	17,240.053	23.3645%
	Crowell, Weedon & Co. DCG&T Ttee One Wilshire Building 624 South Grand Avenue Los Angeles, CA 90017-3362	13,276.062	17.9923%

DIP:
CVP–Initial 1,095,889.729	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	1,005,018.403	91.7080%
	Transamerica Financial Life Insurance Company 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	90,871.326	8.2920%
CVP–Service 818,844.465	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	739,110.794	90.2627%
	Transamerica Financial Life Insurance Company 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	61,703.765	7.5355%
MSP–Initial 7,818,815.931	Zurich American Life Ins. Co. 2500 Westfield Drive Elgin, IL 60124-7836	3,512,122.275	44.9189%
	Commonwealth Annuity and Life Insurance 1 SW Security Benefit Pl. Topeka, KS 66636-1000	1,293,228.458	16.5400%
	Symetra Life Insurance Co. P.O. Box 3882 Seattle, WA 98124-3882	1,156,999.188	14.7976%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	763,107.107	9.7599%
MSP–Service 1,142,404.727	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	476,233.729	41.6870%
	Ameritas Life Insurance Corp. Ameritas Variable Separate Account VA-2 5900 O Street Lincoln, NE 68510-2234	290,860.429	25.4604%
	Zurich American Life Ins. Co. Product Valuation One Security Benefit Place Topeka, KS 66636-1000	161,426.662	14.1304%
	Annuity Investors Life Insurance Co. P.O. Box 5423 Cincinnati, OH 45201-5423	61,348.033	5.3701%
	Horace Mann Life Insurance Co. Separate Account 1 Horace Mann Plz Springfield, IL 62715-0001	60,649.291	5.3089%
SCSIP–Initial 17,581,278.285	Nationwide Life Insurance Company NWPP c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	16,011,705.820	91.0725%
	Nationwide Life and Annuity Insurance Company NWVL-G c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	880,806.442	5.0099%
TGP–Initial 5,400,139.898	Nyliac 169 Lackawanna Ave Parsippany, NJ 07054-1007	2,323,239.150	43.0218%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	967,579.089	17.9177%
	Annuity Investors Life Insurance Co. P.O. Box 5423 Cincinnati, OH 45201-5423	953,318.772	17.6536%
	American Fidelity Assurance Co. Separate Account B 2000 N. Classen Boulevard Oklahoma City, OK 73106-6013	443,649.688	8.2155%
	Symetra Life Insurance Co. P.O. Box 3882 Seattle, WA 98124-3882	362,325.382	6.7096%
	Transamerica Financial Life Insurance Company Separate Account VA-2LNY Accounting Department 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	285,650.832	5.2897%
TGP–Service 10,331,522.169	Nyliac 169 Lackawanna Avenue Parsippany, NJ 07054-1007	7,881,872.808	76.2896%
	Security Distributors Inc. One Security Benefit Place Topeka, KS 66636-1000	752,656.050	7.2850%
	American Enterprise Life Insurance Company 1497 AXP Financial Center Minneapolis, MN 55440	593,942.537	5.7488%
	First Security Benefit Life Ins. Co. FBO FSBL Advance Designs c/o Variable Annuity Dept One Security Benefit Place Topeka, KS 66636-1000	532,225.622	5.1515%

DLA–Class 1 708,016,977.620	None	N/A	N/A
DLA–Class 2 157,913,983.050	Pershing LLC Pershing Division Transfer Dept. P.O. Box 2052 7th Floor Jersey City, NJ 07303-2052	103,164,628.860	65.3296%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	35,329,585.740	22.3727%

DMCMP–Administrative 89,058,876.610	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	85,214,925.680	95.6838%
DMCMP–Agency 1,037.200	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	1,036.200	99.9036%
DMCMP–Institutional 115,323,336.600	Bost & Co. Mutual Funds Ops P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15219-1707	66,532,419.040	57.6921%
	The Private Bank & Trust Company 70 W. Madison, Suite 800 Chicago, IL 60602-4282	18,348,371.060	15.9104%
	Stifel Nicolaus & Co. Inc. For The Exclusive Benefit of Customers 500 N. Broadway Saint Louis, MO 63102-2110	16,399,136.850	14.2201%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	10,048,611.860	8.7134%
DMCMP–Investor 186,492,079.510	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	175,302,056.870	93.9997%
DMCMP–Participant 16,329,040.260	First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5628	14,284,866.240	87.4814%
	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	1,280,911.280	7.8444%

DNYMCM–Administrative 8,369,502.960	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	5,836,135.690	69.7310%
	Stifel Nicolaus & Co. Inc. For The Exclusive Benefit of Customers 500 N. Broadway Saint Louis, MO 63102-2110	2,533,366.270	30.2690%
DNYMCM–Institutional 118,952,133.170	Boston Safe Deposit & Trust Mellon Bank P.O. Box 534005 Pittsburgh, PA 15253-4005	98,120,938.000	82.4877%
	J P Morgan Clearing Corp. (GAMA) One Metrotech Center North Brooklyn, NY 11201	9,027,588.170	7.5893%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	7,737,808.550	6.5050%
DNYMCM–Investor 336,174,020.370	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	272,854,195.310	81.1646%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	33,015,012.830	9.8208%
	Baytetra & Co. c/o State Street Corporation Mail Stop CC10313 1200 Crown Colony Drive Quincy, MA 02169-0938	26,272,194.470	7.8151%
DNYMCM–Participant 3,779,197.920	First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5628	2,999,019.010	79.3560%
	J.A. Levin Group Inc. 595 Madison Avenue, 17th Floor New York, NY 10022-1907	340,342.660	9.0057%
	Alyne L. Model New York, NY	223,489.530	5.9137%

DOF:
DNRF–Class A 843,722.900	American Enterprise Investment SVC 2003 Ameriprise Financial Ctr Minneapolis, MN 55474-0020	208,296.967	24.6878%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers 4800 Deer Lake Dr E, Floor 3 Jacksonville, FL 32246-6484	89,990.844	10.6659%
	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	58,203.946	6.8985%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	57,252.865	6.7857%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	56,765.685	6.7280%
DNRF–Class C 115,360.424	American Enterprise Investment SVC 2003 Ameriprise Financial Ctr Minneapolis, MN 55474-0020	27,716.880	24.0263%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers 4800 Deer Lake Dr E, Floor 3 Jacksonville, FL 32246-6484	18,693.622	16.2045%
	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	17,914.486	15.5291%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14,626.463	12.6789%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	7,425.411	6.4367%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	6,218.522	5.3905%
	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington Boulevard Jersey City, NJ 07310-0000	5,790.589	5.0196%
DNRF–Class I 248,505.834	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	83,534.341	33.6146%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	49,875.986	20.0703%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers 4800 Deer Lake Dr E, Floor 3 Jacksonville, FL 32246-6484	41,835.782	16.8349%
	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington Boulevard Jersey City, NJ 07310-0000	40,020.544	16.1045%

PSIMBF:
DSIMBF–Class A 5,310,595.250	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers 4800 Deer Lake Dr E, Floor 3 Jacksonville, FL 32246-6484	1,972,811.633	37.1486%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	1,170,553.990	22.0419%
	American Enterprise Investment SVC 2003 Ameriprise Financial Ctr Minneapolis, MN 55474-0020	945,014.862	17.7949%
	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	346,520.019	6.5251%
DSIMBF–Class D 32,376,972.597	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,039,006.652	9.3863%
	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington Boulevard Jersey City, NJ 07310-0000	1,886,531.289	5.8268%
DSIMBF–Class I 2,051,410.734	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	682,008.235	33.2458%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers 4800 Deer Lake Dr E, Floor 3 Jacksonville, FL 32246-6484	667,489.941	32.5381%
	National Financial Services LLC For Exclusive Benefit of our Customers 499 Washington Boulevard Jersey City, NJ 07310-0000	370,678.027	18.0694%
	Raymond James Omnibus for Mutual Funds House Acct Firm 880 Carillon Parkway Saint Petersburg, FL 33716-1102	112,755.861	5.4965%
DSIMBF–Class Y 76.453	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	76.453	100.0000%

SIGF 10,811,278.433	Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street # Dept San Francisco, CA 94104-4151	1,302,390.318	12.0466%
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Boulevard Jersey City, NJ 07310-0000	629,332.670	5.8211%
	Pershing LLC Pershing Division Transfer Dept. P.O. Box 2052 7th Floor Jersey City, NJ 07303-2052	589,966.936	5.4570%

DTECMF:
DTECM–Administrative 57,009,487.540	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	37,875,747.080	66.4376%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	15,000,072.620	26.3115%
DTECM–Institutional 1,622,115,807.100	Boston Safe Deposit & Trust Co. P.O. Box 3198 Pittsburgh, PA 15230-3198	528,319,092.550	32.5698%
	Stifel Nicolaus & Co. Inc. For The Exclusive Benefit of Customers 500 N. Broadway Saint Louis, MO 63102-2110	191,192,191.380	11.7866%
	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	155,377,037.370	9.5787%
	Wells Fargo Bank N.A. 733 Marquette Avenue Minneapolis, MN 55402-2309	107,530,932.810	6.6291%
DTECM–Investor 434,775,582.080	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	214,055,617.380	49.2336%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	159,206,210.440	36.6180%
	Bost & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	25,276,106.640	5.8136%
DTECM–Participant 20,515,614.490	Laba & Co. 135 S. Lasalle St Chicago, IL 60603-4177	9,884,035.220	48.1781%
	Saturn & Co. c/o Investors Bank & Trust Company 1200 Crown Colony Drive Quincy, MA 02169-0938	8,983,181.760	43.7870%
DCAMTCM–Administrative 2,319,933.750	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	2,319,933.750	100.0000%
DCAMTCM–Institutional 190,745,522.920	Capinco c/o US Bank P.O. Box 1787 Milwaukee, WI 53201-1787	97,657,116.180	51.1976%
	Stifel Nicolaus & Co. Inc. For The Exclusive Benefit of Customers 500 N. Broadway Saint Louis, MO 63102-2110	32,572,721.220	17.0765%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	21,714,406.480	11.3840%
	Wells Fargo Bank N.A. 733 Marquette Avenue Minneapolis, MN 55402-2309	14,795,306.260	7.7566%
	Trust Management Network LLC For Benefits of Client Banks 4849 Greenville Avenue, Suite 1450 Dallas, TX 75206-4165	9,946,926.680	5.2148%
DCAMTCM–Investor 197,465,058.320	Stifel Nicolaus & Co. Inc. For The Exclusive Benefit of Customers 500 N. Broadway Saint Louis, MO 63102-2110	172,293,621.230	87.2527%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	20,122,886.250	10.1906%
DCAMTCM–Participant 38,521,035.620	First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5628	38,440,182.010	99.7901%
DNYAMTCM–Administrative 4,635,402.130	Pershing LLC For The Exclusive Benefit of its Customers One Pershing Plaza Jersey City, NJ 07399-0001	4,635,402.130	100.0000%
DNYAMTCM–Classic 8,751,504.060	The Bank of NY Mellon As Agent For 4TS II LLC c/o The Durst Organization 1 Bryant Park, Floor 49 New York, NY 10036-6739	8,703,291.240	99.4491%
DNYAMTCM–Institutional 74,400,132.210	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	40,360,661.190	54.2481%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	13,098,965.950	17.6061%
	Mac & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	7,508,498.870	10.0921%
	Marcus Adler Gloves New York, NY	3,964,309.600	5.3284%
DNYAMTCM–Investor 34,303,493.240	Mac & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	28,736,708.640	83.7720%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	3,061,535.330	8.9249%

DTACM–Administrative 599,404,444.160	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	155,465,150.230	25.9366%
	The Bank of New York Mellon One Wall Street, 17th Floor New York, NY 10286-0001	120,659,057.440	20.1298%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	62,370,578.900	10.4054%
DTACM–Agency 25,711,784.780	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	25,711,784.780	100.0000%
DTACM–Institutional 14,715,904,510.940	The Bank of New York Mellon One Wall Street, 17th Floor New York, NY 10286-0001	5,712,452,498.310	38.8182%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	2,590,501,246.400	17.6034%
	State Street Bank & Trust FBO Cash Sweep Clients MF 1776 Heritage Drive Quincy, MA 02171-2119	1,815,062,230.430	12.3340%
DTACM–Investor 2,347,774,983.360	Mellon Financial Corporation Mellon Client Service Center 500 Ross Street Pittsburgh, PA 15262-0001	679,437,000.000	28.9396%
	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	642,700,496.920	27.3749%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	533,105,356.270	22.7068%
	Peoples United Bank P.O. Box 820 Burlington, VT 05402-0820	122,884,029.790	5.2341%
	Bank of Hawaii P.O. Box 1930 Honolulu, HI 96805-1930	121,460,873.190	5.1734%
DTACM–Participant 571,437,345.020	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	277,830,224.880	48.6195%
	Jefferies LLC Money Markets 101 Hudson Street, Floor 11 Jersey City, NJ 07302-3885	152,811,490.760	26.7416%
	Lazard Capital Markets LLC Special Custody Account for the Exclusive Benefit of Customers 30 Rockefeller Plaza, Floor 19 New York, NY 10112-0015	62,568,622.090	10.9493%
DTACM–Premier 21,717,090.330	BNY (OCS) Nominees Limited 1 Canada Square London UK E14 5AL	13,211,075.990	60.8326%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	8,506,014.340	39.1674%
DTACM–Select 5,306,599.780	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	4,015,319.590	75.6665%
	Band & Co. c/o US Bank 1555 North Rivercenter Drive Suite 302 Milwaukee, WI 53212-3958	1,291,280.190	24.3335%
DTACM–Service 12,728,454.880	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	11,861,534.280	93.1891%
	Reliance Trust Co II 1100 Abernathy Road Atlanta, GA 30328-5620	706,861.650	5.5534%

DTPCM–Administrative 548,272,035.190	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	405,272,792.700	73.9182%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	70,687,016.770	12.8927%
	First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5628	39,626,222.040	7.2275%
DTPCM–Agency 35,295,968.560	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	15,278,868.910	43.2879%
	CTCNA As Agent For Dow Chemical/Rohm & Haas Newport Office Center VII 480 Washington Boulevard, Floor 29 Jersey City, NJ 07310-2053	4,590,511.140	13.0058%
	Cadence Bank 2800 Post Oak Boulevard, Suite 3800 Houston, TX 77056-6170	2,114,825.010	5.9917%
	Myles R. Itkin & Frances R. Itkin JTWROS New York, NY	1,858,059.590	5.2642%
DTPCM–Institutional 28,484,534,387.735	Boston Safe Deposit & Trust Mellon Bank P.O. Box 534005 Pittsburgh, PA 15253-4005	11,103,950,124.410	38.9824%
	BNY (OCS) Nominees Limited 1 Canada Square London UK E14 5AL	7,968,539,385.080	27.9750%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	3,738,217,295.790	13.1237%
DTPCM–Investor 3,717,101,480.460	Pershing Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	1,305,199,156.530	35.1134%
	Hare & Co. c/o Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Fl East Syracuse, NY 13057-1382	393,348,091.700	10.5821%
DTPCM–Participant 2,926,408,183.420	First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5628	497,075,332.190	16.9859%
	Typhoonbass and Co. c/o State Street Bank 1200 Crown Colony Drive Quincy, MA 02169-0938	469,584,973.280	16.0465%
	Saturn & Co. c/o Investors Bank & Trust Company 1200 Crown Colony Drive Quincy, MA 02169-0938	367,385,884.180	12.5542%
	Stifel Nicolaus & Co. Inc. For The Exclusive Benefit of Customers 500 N. Broadway Saint Louis, MO 63102-2110	299,702,703.930	10.2413%

WDMMF 256,497,768.390	None	N/A	N/A

DF 118,831,391.147	The Vanguard Fiduciary Trust Co. P.O. Box 2600 Valley Forge, PA 19482-2600	20,248,973.404	17.0401%

DSRGF–Initial 6,106,036.967	Nationwide Corporation Portfolio Acct Vids Group P.O. Box 182029 Columbus, OH 43218-2029	2,997,578.350	49.0920%
	CMFG Group Variable Annuity Account Product Valuation 5801 SW Sixth Avenue Topeka, KS 66636-0001	867,940.442	14.2145%
	American Fidelity Assurance Co. Separate Account "C" 2000 N. Classen Boulevard Oklahoma City, OK 73106-6013	681,105.409	11.1546%
	Transamerica Occidental Life Ins. 1150 South Olive Street Los Angeles, CA 90015-2211	319,893.051	5.2390%
DSRGF–Service 199,119.648	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	56,021.329	28.1345%
	Annuity Investors Life Insurance Co. P.O. Box 5423 Cincinnati, OH 45201-5423	34,064.429	17.1075%
	Modern Woodmen Product Valuation 5801 SW Sixth Avenue Topeka, KS 66636-1001	25,852.751	12.9835%
	Farm Bureau Life Insurance Co. 5400 University Avenue West Des Moines, IA 50266-5950	24,401.994	12.2549%
	Travelers Insurance Co. P.O. Box 990027 Hartford, CT 06199-0027	16,616.183	8.3448%
	Farmer New World Life Ins. Co. Variable Universal Life 3003 77th Avenue SE Mercer Island, WA 98040-2890	13,317.561	6.6882%

DTCF–Class A 1,407,123.925	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	181,841.964	12.9230%
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Boulevard Jersey City, NJ 07310-0000	110,714.301	7.8681%
	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	86,276.211	6.1314%
	Hartford Life Insurance Company Separate Account DC III P.O. Box 2999 Hartford, CT 06104-2999	79,081.901	5.6201%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	72,101.529	5.1240%
DTCF–Class C 395,560.536	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers 4800 Deer Lake Dr E, Floor 3 Jacksonville, FL 32246-6484	141,770.404	35.8404%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	108,153.308	27.3418%
	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	21,433.257	5.4185%
DTCF–Class I 433,888.828	SEI Private Trust Company c/o Mellon One Freedom Valley Drive Oaks, PA 19456-9989	169,073.410	38.9670%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers 4800 Deer Lake Dr E, Floor 3 Jacksonville, FL 32246-6484	89,626.407	20.6565%
	Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	70,165.610	16.1713%
	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	37,417.073	8.6237%
DTCF–Class Z 19,469,402.029	None	N/A	N/A

EXHIBIT A

Part I

Part I sets forth, as to each Fund, information regarding Board members' ownership of Fund shares, the number of Board and committee meetings for each Fund's last fiscal year and Board member compensation.  Part I also sets forth information regarding the independent auditors' fees as indicated.

Board Members' Ownership of Fund Shares

The table below indicates the dollar range of each current Board member's (including Board members who are Nominees) ownership of shares of each Fund (including series thereof) and the aggregate dollar range of shares of other funds in The Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2012.

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund
	CSF	DCM	DGCMF	ICAF

Joseph S. DiMartino	None	None	None	None
Gordon J. Davis	None	None	None	None
Isabel P. Dunst	None	None	None	None
Whitney I. Gerard	None	None	None	None
Nathan Leventhal	None	None	None	None
Robin A. Melvin	None	None	None	None
George L. Perry	None	None	None	None
Roslyn M. Watson	None	None	None	None
Benaree Pratt Wiley	None	None	None	None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund
	IPMMF	IRF	DIGF	DIP

Joseph S. DiMartino	None	None	None	None
Gordon J. Davis	None	None	None
Isabel P. Dunst	None	None	None
Whitney I. Gerard	None	None	None
Nathan Leventhal	None	None	None	None
Robin A. Melvin	None	None	None	None
George L. Perry	None	None	None	None
Roslyn M. Watson	None	$1,001-$10,000	None	None
Benaree Pratt Wiley	None	None	None	None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund
	DLA	DMCMP	DNYMCM	DOF

Joseph S. DiMartino	None	None	None	None
Gordon J. Davis	None	None	None	None
Isabel P. Dunst	None	None	None	None
Whitney I. Gerard	$50,001-$100,000	None	None	None
Nathan Leventhal	None	None	None	None
Robin A. Melvin	None	None	None	None
George L. Perry	None	None	None	None
Roslyn M. Watson	None	None	None	None
Benaree Pratt Wiley	None	None	None	None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund
	PSIMBF	SIGF	DTECMF	DTACM

Joseph S. DiMartino	None	None	None	None
Gordon J. Davis	None	None	None	None
Isabel P. Dunst	None	None	None	None
Whitney I. Gerard	None	None	None	None
Nathan Leventhal	None	None	None	None
Robin A. Melvin	None	None	None	None
George L. Perry	None	None	None	None
Roslyn M. Watson	None	None	None	None
Benaree Pratt Wiley	None	None	None	None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund
	DTPCM	WDMMF	DF	DSRGF

Joseph S. DiMartino	None	None	None	None
Gordon J. Davis	None	None	None	None
Isabel P. Dunst	None	None	None	Nonev
Whitney I. Gerard	None	$1,001-$10,000	$1,001-$10,000	None
Nathan Leventhal	None	None	$1,001-$10,000	None
Robin A. Melvin	None	None	None	None
George L. Perry	None	None	Over $100,000	None
Roslyn M. Watson	None	None	None	None
Benaree Pratt Wiley	None	None	None	None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund	Dollar Range of Aggregate Holding of Funds in The Dreyfus Family of Funds
DTCF

Joseph S. DiMartino	None	Over $100,000
Gordon J. Davis	None	$50,001-$100,000
Isabel P. Dunst	None	None
Whitney I. Gerard	None	Over $100,000
Nathan Leventhal	None	Over $100,000
Robin A. Melvin	None	Over $100,000
George L. Perry	None	Over $100,000
Roslyn M. Watson	None	$50,001-$100,000
Benaree Pratt Wiley	None	$50,001-$100,000

As of December 31, 2012, none of the current Board members or Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

Number of Board and Committee Meetings

The number of Board meetings and, where applicable, committee meetings, held by each Fund during the Fund's last fiscal year are as follows:

Name of Fund	Number of Board Meetings	Number of Audit Committee Meetings	Number of Nominating Committee Meetings	Number of Compensation Committee Meetings	Number of Litigation Committee Meetings	Number of Pricing/Valuation Committee Meetings
CSF	5	4	1	0	0	0
DCM	6	3	0	0	0	0
DGCMF	6	3	0	0	0	0
ICAF	5	4	1	0	0	0
IPMMF	5	4	1	0	0	0
IRF	5	4	1	0	0	0
DIGF	5	4	1	0	0	0
DIP	5	4	1	0	0	0
DLA	5	4	1	0	0	0
DMCMP	5	3	0	0	0	0
DNYMCM	5	3	0	0	0	0
DOF	5	4	1	0	0	1
PSIMBF	5	4	1	0	0	0
SIGF	5	4	1	0	0	0
DTECMF	5	3	0	0	0	0
DTACM	6	3	0	0	0	0
DTPCM	6	3	0	0	0	0
WDMMF	5	4	1	0	0	0
DF	5	4	1	0	0	0
DSRGF	5	4	1	0	0	0
DTCF	5	4	1	0	0	0

During each Fund's last fiscal year, each current Board member attended at least 75% of the aggregate of all of the meetings of the Board of each Fund (held during the period he or she was a Board member) and 75% of the meetings held by a committee of the Board of each Fund on which he or she served (during the period that he or she served).  The Funds do not have a formal policy regarding Board members' attendance at meetings of shareholders.  Board members did not attend the last shareholder meetings for any of the Funds.

Board Member Compensation

Annual retainer fees and meeting attendance fees are allocated among a Fund and all other Funds with the same Board members on the basis of net assets.  The aggregate amount of compensation paid to each current Board member and Emeritus Board member by each Fund for the Fund's last fiscal year, and by all funds in The Dreyfus Family of Funds for which such person was a Board member (the "Fund Complex") (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2012, were as follows:

Name of Board Member	Aggregate Compensation From Each Fund*	Total Compensation From the Funds and Fund Complex(**)

Clifford L. Alexander, Jr.***		$351,250 (45)
CSF	$23,250
ICAF	$79,298
IPMMF	$34,393
IRF	$18,251
DIGF	$5,817
DIP	$2,458
DLA	$10,703
DOF	$91
PSIMBF	$2,060
SIGF	$558
WDMMF	$1,230
DF	$3,759
DSRGF	$841
DTCF	$801

David W. Burke***		$258,375 (81)
DCM	$8,889
DGCMF	$8,656
ICAF	$34,622
IPMMF	$15,320
IRF	$10,191
DIGF	$4,248
DIP	$1,374
DLA	$6,795
DMCMP	$283
DNYMCM	$188
DOF	$65
PSIMBF	$934
SIGF	$317
DTECMF	$1,083
DTACM	$6,864
DTPCM	$8,903
WDMMF	$816
DF	$1,989
DSRGF	$449
DTCF	$661

Gordon J. Davis		$209,167 (65)
CSF	$0
ICAF	$45,764
IPMMF	$19,630
IRF	$4,781
DIGF	$0
DIP	$701
DLA	$1,084
DOF	$4
PSIMBF	$1,196
SIGF	$131
WDMMF	$237
DF	$1,152
DSRGF	$309
DTCF	$0

Joseph S. DiMartino		$1,088,750 (163)
CSF	$29,063
DCM	$17,479
DGCMF	$16,338
ICAF	$99,122
IPMMF	$42,993
IRF	$22,812
DIGF	$7,273
DIP	$2,877
DLA	$13,378
DMCMP	$526
DNYMCM	$343
DOF	$115
PSIMBF	$2,575
SIGF	$697
DTECMF	$2,019
DTACM	$10,963
DTPCM	$17,859
WDMMF	$1,540
DF	$4,698
DSRGF	$1,049
DTCF	$997

Isabel P. Dunst		$56,000 (10)
DCM	$13,979
DGCMF	$12,718
DMCMP	$420
DNYMCM	$274
DTECMF	$1,615
DTACM	$10,326
DTPCM	$14,286

Whitney I. Gerard		$192,750 (25)
CSF	$23,250
ICAF	$79,298
IPMMF	$34,393
IRF	$18,251
DIGF	$5,817
DIP	$2,458
DLA	$10,703
DOF	$91
PSIMBF	$2,060
SIGF	$558
WDMMF	$1,230
DF	$3,519
DSRGF	$841
DTCF	$801

Lyle E. Gramley***		$11,000 (10)
DCM	$2,945
DGCMF	$2,506
DMCMP	$84
DNYMCM	$53
DTECMF	$318
DTACM	$2,216
DTPCM	$3,062

Arthur A. Hartman***		$55,000 (25)
ICAF	$23,915
IPMMF	$10,995
IRF	$6,014
DIGF	$1,955
DIP	$813
DLA	$3,760
DOF	$32
PSIMBF	$670
SIGF	$189
WDMMF	$425
DF	$1,266
DSRGF	$284
DTCF	$291

Nathan Leventhal		$320,500 (43)
CSF	$0
ICAF	$79,245
IPMMF	$34,393
IRF	$18,206
DIGF	$5,817
DIP	$2,458
DLA	$10,663
DOF	$91
PSIMBF	$2,060
SIGF	$558
WDMMF	$1,227
DF	$3,751
DSRGF	$841
DTCF	$801

Robin A. Melvin		$209,258 (103)
DCM	$13,979
DGCMF	$12,718
DMCMP	$420
DNYMCM	$274
DTECMF	$1,615
DTACM	$10,326
DTPCM	$14,286

George L. Perry		$167,500 (25)
ICAF	$79,245
IPMMF	$33,814
IRF	$18,022
DIGF	$5,817
DIP	$2,458
DLA	$10,650
DOF	$91
PSIMBF	$2,060
SIGF	$558
WDMMF	$1,212
DF	$3,759
DSRGF	$841
DTCF	$801

Roslyn M. Watson		$186,500 (41)
DCM	$13,979
DGCMF	$12,718
DMCMP	$420
DNYMCM	$274
DTECMF	$1,615
DTACM	$10,326
DTPCM	$14,286

Benaree Pratt Wiley		$355,623 (66)
CSF	$0
DCM	$13,979
DGCMF	$12,718
ICAF	$79,245
IPMMF	$31,292
IRF	$17,617
DIGF	$5,817
DIP	$2,261
DLA	$10,417
DMCMP	$420
DNYMCM	$274
DOF	$91
PSIMBF	$1,874
SIGF	$514
DTECMF	$1,615
DTACM	$10,326
DTPCM	$14,286
WDMMF	$1,230
DF	$3,436
DSRGF	$771
DTCF	$801

Philip L. Toia***		$127,500 (57)
DCM	$13,979
DGCMF	$12,718
DMCMP	$420
DNYMCM	$274
DTECMF	$1,615
DTACM	$10,326
DTPCM	$14,286
__________________
*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings.
**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member served in 2012.

***	Emeritus Board member.

Independent Auditors' Fees

Set forth below for each Fund's last two fiscal years are the amounts billed to the Fund (or, in the case of (v), Service Affiliates (as defined below)) by the Fund's independent auditors for (i) services rendered for the audit of the Fund's annual financial statements or services that are normally provided by the independent auditors in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years ("Audit Fees"); (ii) assurance and related services by the independent auditors that reasonably related to the performance of the audit of the Fund's financial statements, which are not reported under Audit Fees and which consisted of one or more of the following:  (a) security counts required by Rule 17f-2 under the 1940 Act, (b) advisory services as to the accounting or disclosure treatment of Fund transactions or events and (c) advisory services as to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies ("Audit-Related Fees"); (iii) professional services rendered for tax compliance, tax planning and tax advice, which consisted of review or preparation of U.S. federal, state, local and excise tax returns ("Tax Fees"); (iv) other products and services provided ("All Other Fees"); and (v) non-audit services provided to the Fund and Service Affiliates ("Aggregate Non-Audit Fees").

Name of Fund	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Fees*

CSF	2012	$61,714	$24,000	$5,865	$275	$0
	2013	$63,188	$12,000	$6,586	$0	$200,000

DCM	2012	$30,857	$6,000	$3,508	$10,160	$0
	2013	$31,594	$6,000	$3,778	$312	$200,000

DGCMF	2012	$61,714	$12,000	$7,017	$7,870	$0
	2013	$63,188	$12,000	$7,555	$7,555	$200,000

ICAF	2012	$30,857	$12,000	$2,933	$13,037	$0
	2013	$31,594	$6,000	$3,293	$0	$200,000

IPMMF	2012	$61,714	$12,000	$5,850	$4,304	$0
	2013	$63,188	$12,000	$7,127	$12	$200,000

IRF	2011	$90,936	$36,000	$10,525	$2,579	$0
	2012	$92,571	$18,000	$10,002	$102	$200,000

DIGF	2011	$107,460	$18,000	$10,902	$510	$0
	2012	$111,222	$18,000	$8,903	$2,768	$3,213

DIP	2011	$122,048	$62,774	$14,033	$208	$0
	2012	$123,428	$36,431	$13,336	$12	$200,000

DLA	2011	$30,312	$12,000	$3,508	$1,383	$0
	2012	$30,857	$6,000	$3,334	$4,238	$200,000

DMCMP	2012	$30,857	$6,000	$3,508	$287	$0
	2013	$31,594	$6,000	$3,778	$8	$200,000

DNYMCM	2012	$30,857	$6,000	$3,508	$240	$0
	2013	$31,594	$6,000	$3,778	$21	$200,000

DOF	2011	$30,312	$6,000	$2,731	$11	$0
	2012	$30,857	$12,000	$3,331	$89	$200,000

PSIMBF	2012	$31,401	$6,000	$2,403	$15	$0
	2013	$32,149	$6,000	$3,563	$339	$200,000

SIGF	2011	$35,820	$6,000	$2,460	$55	$0
	2012	$37,074	$12,000	$4,382	$351	$200,000

DTECMF	2012	$92,571	$18,000	$9,656	$1,106	$0
	2013	$94,782	$18,000	$11,333	$45	$200,000

DTACM	2012	$30,857	$6,000	$3,508	$4,243	$0
	2013	$31,594	$6,000	$3,778	$201	$200,000

DTPCM	2012	$30,857	$6,000	$3,508	$6,416	$0
	2013	$31,594	$6,000	$3,778	$2,052	$200,000

WDMMF	2011	$30,212	$6,000	$2,742	$135	$0
	2012	$30,857	$6,000	$3,538	$2,267	$200,000

DF	2011	$30,312	$30,264	$3,508	$356	$0
	2012	$30,857	$23,570	$3,334	$2,980	$200,000

DSRGF	2011	$30,312	$15,693	$3,508	$78	$0
	2012	$30,857	$9,508	$3,334	$9	$200,000
DTCF	2012	$30,857	$12,000	$3,455	$939	$0
	2013	$31,594	$6,000	$3,040	$0	$200,000
______________
*     For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), none of such fees required pre-approval by the Audit Committee.

Note:  None of the Audit-Related Fees, Tax Fees or All Other Fees referenced above were performed pursuant to waiver of pre-approval by a Fund's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  None of the hours expended on the independent auditors' engagement to audit a Fund's financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent auditors' full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Each Fund's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the independent auditors' engagements for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the independent auditors' independence.  Pre-approvals pursuant to the Policy are considered annually.

Independent Auditor Independence.  Each Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval is compatible with maintaining the independent auditors' independence.

Part II

Part II sets forth information relevant to the officers of each Fund.

Name (Year of Birth) Position with the Funds (Since)1	Principal Occupation During Past 5 Years

Bradley J. Skapyak (1958) President (2010)
Chief Operating Officer and a director of Dreyfus since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of Dreyfus and the transfer agent of the Funds, since May 2011, and Executive Vice President of the Distributor since June 2007.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of Dreyfus.  He is an officer of 68 investment companies (comprised of 140 portfolios) managed by Dreyfus.  He has been an employee of Dreyfus since February 1988.

J. Charles Cardona2 (1955) Executive Vice President (2002)
President and a director of Dreyfus, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 12 investment companies (comprised of 19 portfolios) managed by Dreyfus.

James Windels3 (1958) Treasurer (2001)	Director – Mutual Fund Accounting of Dreyfus, and an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

John Pak (1968) Chief Legal Officer (2013)

Chief Legal Officer of Dreyfus and Associate General Counsel and Managing Director of BNY Mellon since August 2012.  From March 2005 to July 2012, Mr. Pak was Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal.  He is an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

Janette E. Farragher (1962) Vice President and Secretary (2011)	Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

Kiesha Astwood (1973) Vice President and Assistant Secretary (2010)	Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

James Bitetto (1966) Vice President and Assistant Secretary (2005)	Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

Joni Lacks Charatan (1955) Vice President and Assistant Secretary (2005)	Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

Joseph M. Chioffi (1961) Vice President and Assistant Secretary (2005)	Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

John B. Hammalian (1963) Vice President and Assistant Secretary (2005)	Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

Robert M. Mullery (1952) Vice President and Assistant Secretary (2005)	Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

Jeff S. Prusnofsky (1965) Vice President and Assistant Secretary (2005)	Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

Richard S. Cassaro (1959) Assistant Treasurer (2008)	Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus, and an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

Gavin C. Reilly (1968) Assistant Treasurer (2005)	Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

Robert S. Robol4 (1964) Assistant Treasurer (2005)	Senior Accounting Manager – Fixed Income Funds of Dreyfus, and an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

Robert Salviolo (1967) Assistant Treasurer (2007)	Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

Robert Svagna5 (1967) Assistant Treasurer (2002)	Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

Matthew D. Connolly (1972) Anti-Money Laundering Compliance Officer (2012)
Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management.  He is an officer of 64 investment companies (comprised of 160 portfolios) managed by Dreyfus.

Joseph W. Connolly (1957) Chief Compliance Officer (2004)	Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (69 investment companies, comprised of 165 portfolios).
_______________________
1
With respect to IRF, each officer has held his or her respective position with the Fund since 2008, except for Bradley Skapyak and Matthew Connolly and Mmes. Farragher and Astwood, whose dates are as shown above.

2	Mr. Cardona is an officer with respect to CSF, DCM, DGCMF, ICAF, IPMMF, IRF, DMCMP, DNYMCM, DTECMF, DTACM and DTPCM only.

3	With respect to ICAF, Mr. Windels has held the position with the Fund since 2002.

4	Mr. Robol has held this position since 2002 with respect to DLA and DF, 2003 with respect to DICAF and WDMMF, and 2005 with respect to DTCF, DOF, SIGF, DF, DIGF IPMMF and PSIMBF.

5	Mr. Svagna has held this position since 2002 with respect to DOF, PSIMBF, DTCF and DF, and 2005 with respect to WDMMF, IPMMF, DIGF, DLA and SIGF.

The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

Part III

Part III sets forth information about ownership of Fund shares by Nominees, current Board members and Fund officers.  As of September 3, 2013, the following Nominees, current Board members and officers owned shares in the Funds as indicated below.  As of September 3, 2013, each Fund's current Board members and officers, as a group, owned less than 1% of the Fund's outstanding shares.

Name of Board Member, Nominee or Officer	Fund	Amount of Beneficial Ownership

Joseph W. Connolly	DLA-Class 1	92,131.280
Janette E. Farragher	WDMMF	13,666.970
Whitney I. Gerard	DF	801.357
Whitney I. Gerard	DLA-Class 1	197,077.950
Whitney I. Gerard	WDMMF	5,459.450
George L. Perry	DF	10,404.794
James Windels	DF	3.000
James Windels	WDMMF	2,668.400

EXHIBIT B

THE DREYFUS FAMILY OF FUNDS

Nominating Committee Charter and Procedures

ORGANIZATION

The Nominating Committee (the "Committee") of each fund in the Dreyfus Family of Funds (each, the "Fund") shall be composed solely of Directors/Trustees ("Directors") who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors").  The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties.  In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

•
the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes.  Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders.  The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York  10166.  A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted:  2010

 Important Notice Regarding the
Availability of Proxy Materials for the Special Meetings of Shareholders
to be held on December 6, 2013:
The Notice of Special Meetings of Shareholders, the Proxy Statement and copies of each Fund's most recent annual and, if applicable, semi-annual reports to shareholders are available at
www.dreyfus.com/proxyinfo.

_______________________________________________

CITIZENSSELECT FUNDS
DREYFUS INSTITUTIONAL CASH ADVANTAGE FUNDS
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
DREYFUS INSTITUTIONAL RESERVES FUNDS
DREYFUS INVESTMENT PORTFOLIOS
DREYFUS OPPORTUNITY FUNDS
_______________________________________________

The undersigned shareholder(s) of ____________________ (the "Fund"), hereby appoint(s) Robert R. Mullery and Kiesha Astwood, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on October 11, 2013, at the Special Meetings of Shareholders to be held at The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m., on December 6, 2013 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-877-907-7646.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    ☒
-------------------------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1.     Election of Board Members:

For all Nominees /_/	Withhold Authority /_/	Withhold Authority /_/
	only for those Nominee(s)	for all Nominees
whose name(s) I have written
below

Nominees for Election are: Isabel P. Dunst, Robin A. Melvin and Roslyn M. Watson.

__________________________________________________________________

2.     In their discretion, to vote on such other matters as may properly come before the meeting and any adjournments thereof.

Important Notice Regarding the
Availability of Proxy Materials for the Special Meetings of Shareholders
to be held on December 6, 2013:
The Notice of Special Meetings of Shareholders, the Proxy Statement and copies of each Fund's most recent annual and, if applicable, semi-annual reports to shareholders are available at
www.dreyfus.com/proxyinfo.

_______________________________________________

DREYFUS INVESTMENT GRADE FUNDS, INC.
DREYFUS LIQUID ASSETS, INC.
DREYFUS PREMIER SHORT-INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
THE DREYFUS FUND INCORPORATED
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND
THE DREYFUS THIRD CENTURY FUND, INC.
_______________________________________________

The undersigned shareholder(s) of ____________________ (the "Fund"), hereby appoint(s) Robert R. Mullery and Kiesha Astwood, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on October 11, 2013, at the Special Meetings of Shareholders to be held at The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m., on December 6, 2013 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-877-907-7646.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    ☒
-------------------------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1. Election of Board Members:

For all Nominees /_/	Withhold Authority /_/	Withhold Authority /_/
	only for those Nominee(s)	for all Nominees
whose name(s) I have written
below

Nominees for Election are: Gordon J. Davis, Isabel P. Dunst, Robin A. Melvin and Roslyn M. Watson.

__________________________________________________________________

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournments thereof.

Important Notice Regarding the
Availability of Proxy Materials for the Special Meetings of Shareholders
to be held on December 6, 2013:
The Notice of Special Meetings of Shareholders, the Proxy Statement and copies of each Fund's most recent annual and, if applicable, semi-annual reports to shareholders are available at
www.dreyfus.com/proxyinfo.

_______________________________________________

DREYFUS CASH MANAGEMENT
DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS
DREYFUS TREASURY & AGENCY CASH MANAGEMENT
DREYFUS TREASURY PRIME CASH MANAGEMENT
_______________________________________________

The undersigned shareholder(s) of ____________________ (the "Fund"), hereby appoint(s) Robert R. Mullery and Kiesha Astwood, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on October 11, 2013, at the Special Meetings of Shareholders to be held at The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 2:00 p.m., on December 6, 2013 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-877-907-7646.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X
-------------------------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1. Election of Board Members:

For all Nominees /_/	Withhold Authority /_/	Withhold Authority /_/
	only for those Nominee(s)	for all Nominees
whose name(s) I have written
below

Nominees for Election are: Gordon J. Davis, Isabel P. Dunst, Robin A. Melvin and Roslyn M. Watson.

__________________________________________________________________

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournments thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meetings of Shareholders and Proxy Statement is acknowledged.

_________________________________________________________________	_______	__________________________________________	_________
Signature (PLEASE SIGN WITHIN BOX	Date	Signature (Joint Owners)	Date